Exhibit 10.8(b)
STREAMLINE HEALTH SOLUTIONS, INC.
AMENDMENT NO 1 DATED NOVEMBER 27, 2007 TO THE EMPLOYMENT AGREEMENT AMONG JOSEPH. O. BROWN, II, STREAMLINEHEALTH SOLUTIONS, INC F/K/A LANVISION SYSTEMS, INC. AND STREAMLINE HEALTH, INC. F/K/A LANVISION, INC.
Amendment No. 1 to Employment Agreement
     This AMENDMENT NO. 1 is entered into as of this 27 day of November, 2007 by and among Streamline Health Solutions, Inc., a Delaware corporation (“Parent”), Streamline Health, Inc., an Ohio corporation (“Company”) and Joseph O. Brown, II (“Employee”).
     WHEREAS, the Company and Employee entered into an Employment Agreement dated as of February 1, 2004 (“Employment Agreement”), whereby Parent and the Company agreed to employ the Employee; and
     WHEREAS, Parent, the Company and Employee desire to amend the Employment Agreement as set forth herein;
     NOW, THEREFORE, in consideration of the premises and the agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which the parties hereby acknowledge, the parties agree as follows:
In consideration of the Employee’ responsibilities and roles, Parent and the Company agree to pay Employee effective November 1, 2007, Employee’s salary for the period commencing on such date through January 31, 2008 shall be One Hundred Sixty-five Thousand Dollars ($165,000).
Continuing Agreement. Except for the changes set forth in this Amendment No.1, the Employment Agreement remains in full force and effect without modification.
Counterparts. This Amendment No. 1 may be signed in counterparts by Parent, the Company and Employee.”
[Signatures follow on next page]

     IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 as of the date set forth above.

Streamline Health Solutions, Inc.

By:	/s/ Paul W. Bridge, Jr.

Paul W. Bridge, Jr. Chief Financial Officer

Streamline Health, Inc.

By:	/s/ Paul W. Bridge, Jr.

Paul W. Bridge, Jr. Chief Financial Officer

Employee

/s/ Joseph O, Brown, II

Joseph O. Brown, II